[JARDINE FLEMING INDIA FUND, INC. LOGO]

Contents
--------------------------------------------------------------------------------

                                       Page
Objective                               1
-------------------------------------  --
Management                              1
-------------------------------------  --
Market Information                      1
-------------------------------------  --
Highlights                              2
-------------------------------------  --
Investment Review                       3
-------------------------------------  --
Major Holdings                          5
-------------------------------------  --
Investment Portfolio                    7
-------------------------------------  --
Statement of Assets and Liabilities    11
-------------------------------------  --
Statement of Operations                12
-------------------------------------  --
Statements of Changes in Net Assets    13
-------------------------------------  --
Financial Highlights                   14
-------------------------------------  --
Notes to Financial Statements          15
-------------------------------------  --
Other Information                      19
-------------------------------------  --
Dividend Reinvestment Plan             20
-------------------------------------  --

[JARDINE FLEMING INDIA FUND, INC. LOGO]

Objective
--------------------------------------------------------------------------------
Jardine Fleming India Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of Indian companies. The Fund may also invest up to 10% of its assets in equity securities of companies in Pakistan, Sri Lanka and Bangladesh.

The Fund provides investors with an opportunity to participate in the emerging economies of India and its neighbors. The Indian government introduced a structural reform program in 1991 which led to the adoption of more liberal and free market economic policies. Liberalization of investment restrictions has enabled foreign institutional investors such as the Fund to have access to the increasing investment opportunities created by India's reforms.

Management
--------------------------------------------------------------------------------
Jardine Fleming International Management Inc. ("JFIM") is the investment management company appointed to advise and manage the Fund's portfolio. JFIM is an investment management and advisory company owned by Robert Fleming Holdings Limited ("Flemings"). Flemings has a team of investment managers worldwide managing funds of approximately US$124 billion at May 31, 2000 for both institutional and private clients. Mr. Edward Pulling is the portfolio manager of the Fund. Mr. Pulling has worked in the Asia Pacific region for more than eleven years as of May 2000.

Market Information
--------------------------------------------------------------------------------
JARDINE FLEMING INDIA FUND, INC. IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL "JFI") AND THE MARKET PRICE IN US DOLLARS IS PUBLISHED IN:
--------------------------------------------------------------------------------
o The Wall Street Journal (daily)
o The Asian Wall Street Journal (daily)
o Reuters (page JFIC)
o The New York Times (daily)
o Barron's (each Saturday)

THE NET ASSET VALUE PER SHARE IS CALCULATED WEEKLY AND PUBLISHED IN US DOLLARS
IN:
--------------------------------------------------------------------------------
o The Wall Street Journal (under "Closed-End Funds" each Monday)
o The Asian Wall Street Journal (under "Publicly Traded Funds" each Monday)
o Reuters (page JFIC)
o South China Morning Post in Hong Kong (first Thursday of every month)
o The New York Times (each Sunday)
o Barron's (each Saturday)

Additional information (including updated Net Asset Value and Market Price) may be obtained through the Fund's dedicated toll-free number, 800-757-0590.

To receive a copy of the Fund's most recent financial report or Dividend Reinvestment Plan brochure, please call toll-free 800-426-5523.


                                    --- 1 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

Highlights
--------------------------------------------------------------------------------

                                                      AT                       AT
                                                 MAY 31, 2000           NOVEMBER 30, 1999
                                            ----------------------   ----------------------
Net Assets                                   US$ 153,252,161           US$ 160,859,210
Shares Outstanding                                10,178,769                11,307,169
Net Asset Value                                     US$15.06                  US$14.23
MARKET DATA
Market Price on New York Stock Exchange            US$9.4375                 US$9.4375
Discount to Net Asset Value                            -37.3%                    -33.7%
TOTAL RETURN
Net Asset Value                                          5.8%(1)                 117.9%(2)
Market Price                                             0.0%(1)                  86.4%(2)
Bombay Stock Exchange ("BSE")                           -6.8% (1)                 76.2%(2)
 National 100 Index

         NET ASSET VALUE AND MARKET PRICE VS. BSE NATIONAL 100 INDEX(3)




                                [GRAPHIC OMITTED]




(1)   For the six months ended May 31, 2000.

(2)   For the year ended November 30, 1999.

(3) Based on initial net asset value and market price of $13.85 and $15.00, respectively.


                                    --- 2 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

Investment Review
--------------------------------------------------------------------------------
Dear Fellow Shareholders

The first half of the fiscal year, December 1999 to May 2000, proved somewhat less exciting for your Company relative to the very high investment returns that were achieved for last fiscal year. Perhaps after the stock market strength of last year, particularly in the high-tech sector almost globally, it is only reasonable that a period of consolidation should follow. Such a period of market consolidation has also occurred in the Indian markets. I have written in previous reports of the independence of the Indian stock markets relative to their global counterparts given the lack of convertibility of the Rupee and the country's independent monetary and interest rate policies. A recent trend has been the closer interrelationship of the Indian market as international sentiment is imported through the listings of India's high-tech stocks on US stock markets; this trend is expected to develop further until the Indian market is fully international. A result of such internationalization will undoubtedly be greater price volatility within the Indian market.

For the first half of your Company's year the Bombay National 100 Index fell 6.8% against an increase of your Company's Net Asset Value of 5.8%. The period started on a buoyant note with technology shares worldwide continuing the strong theme evident throughout most of 1999 while the widely publicized potential problems associated with computers transferring into the new millennium, Y2K,were largely unrealized. The Indian market was buoyed further by very encouraging financial results for the third quarter of the fiscal year and a surprisingly high net investment by local Indian investors, of some US$800 million, into domestic mutual funds.

The macroeconomic outlook provided encouragement with credit demand remaining weak, inflation low and the government indicating a keenness to continue its election promises of further deregulation. Within the corporate sector, confidence stood at a two year high on strong numbers emanating from the manufacturing sector and the outlook for a good monsoon season, this despite some signs of economic growth slowing in the second year of the recovery.

However by mid-February, with the benchmark index having risen from the period start of 2242 to its period high of 3839, the fears of both higher US interest rates and concerns towards the high level of valuations in the US's Nasdaq market, affected not only India's technology issues listed in the US but also confidence levels in the domestic Indian markets. This weakness was, perhaps, more of a technical nature given that corporate earnings continued to improve throughout the period. The budget, traditionally announced at the close of February, proved somewhat disappointing thereby reducing sentiment further.

As a reflection of this deterioration in sentiment the market fell some 2000-plus points or 50% within three months of its February peak and ultimately bottomed in mid-May at the 1900-level; this period witnessed greater stock price volatility than had been seen for many years with individual stocks falling up to 50% from their February highs on decreased trading volumes. Such declines in stock prices, combined with the drought in four states estimated to be affecting some 50 million, took its toll on consumption although strong inflows to the local mutual fund sector maintained their momentum.

Since the half-year end in May, the return of confidence to the Indian market has continued in line with that of the US's Nasdaq and other leading market indicators as much on the hope of few further increases in interest rates. At the time of writing the Bombay National 100 Index stands at 2377, a 10.2% increase since the period end.


                                    --- 3 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

Investment Review (concluded)
--------------------------------------------------------------------------------

The performance of Indian country funds over the past one-year period has been excellent with the peer group having the best market returns, 37.93%, of any sub-sector in the Country Fund universe and the best NAV appreciation of any sub-sector, at 55.68%. Year to date, your Company has been the best performing country fund in its peer group of closed-end India equity mutual funds while the Company's NAV has appreciated 81% versus 32% for its benchmark.

We continue to remain optimistic for both the Indian economy and stock markets. The economy continues to prosper: manufacturing growth is at its highest for 5 years whilst both imports and exports registered 30% gains in May year-on-year. Economic growth in the '99-'00 fiscal year was 6.4% which is a figure that should again be reached this year. Perhaps our only area of concern might be inflation, which has recently nudged up to the 6% level on the back of rising commodity prices, particularly crude oil. While the Rupee has been relatively stable over the past twelve months inflationary fears may place downward pressure on it in the period ahead.

The political situation is quiet: while the government's stated privatization program has slowed and it has fared marginally less well in recent bye-elections, our major concern relates to the health of aging Prime Minister Vajpayee, who has the great and necessary capability of controlling the multitude of disparate factions within his coalition.

For a company that has fared so well in terms of performance of NAV against both its benchmark and its peer group, as mentioned above, and which holds the laurel for being the best performing country fund on the NYSE over the past twelve months, your directors continue to be disappointed and most concerned at the significant discount of the share price relative to NAV. While we appreciate that this is both an industry and peer group problem your board has recently carried out a share buyback program for 10% of the stock which successfully increased the NAV and we also favorably renegotiated charges with certain of the service providers. We as a board remain steadfast in tackling the share price discount problem and endeavouring to find a lasting solution.

Respectively submitted,

/s/ Julian Reid

Julian Reid
Chairman, Jardine Fleming India Fund, Inc.
Mauritius, July 18 2000

                                    --- 4 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

Major Holdings
--------------------------------------------------------------------------------

AT MAY 31, 2000
                                                                                           % of
Company                                                                                 Net Assets
--------------------------------------------------------------------------------------------------
INFOSYS TECHNOLOGIES LTD.                                                                   13.3

Infosys is considered to be India's premier integrated IT solutions provider.
Management is renowned for its emphasis on customer relations, transparency, and generating shareholder returns. Future growth rates of 50% are expected due to global demand for cost effective software solutions.

HINDUSTAN LEVER LTD. ("HL")                                                                  9.8

Majority owned by Unilever, HL is the largest listed company in India and possesses an unparalleled distribution system. HL's return on equity of 40% is evidence of the company's outstanding management. With India's consumption on a long-term upward trend, HL should achieve above average growth for years to come.

SATYAM COMPUTER SERVICES LTD. ("SC")                                                         6.3

SC is a totally integrated IT solutions provider, selling its services to clients all over the world. By utilizing India's large pool of inexpensive yet talented computer engineers, the company is able to provide cost effective solutions to major IT problems. Annualized sales growth rates for SC exceed 50%.

STERLITE INDUSTRIES (INDIA) LTD. ("SI")                                                      4.5

SI manufactures a wide range of electrical wires and cables. It's products include
AAC/ACSR conductors, PVC armoured cables, plastic insulated cables, enamelled copper wires, jelly filled phone cables, continuous cast copper rods and aluminum cold rolled products.

RELIANCE INDUSTRIES LTD. ("RI")                                                              3.9

RI is India's leading industrial entity, dominating polyester and ethylene production with its fully interested complexes. RI also owns a majority stake in India's biggest refinery.

                                    --- 5 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

Major Holdings (concluded)
--------------------------------------------------------------------------------


AT MAY 31, 2000
                                                                                          % of
Company                                                                                Net Assets
-------------------------------------------------------------------------------------------------
ITC LTD.                                                                                   3.5

A subsidiary of B.A.T., ITC is India's largest manufacturer and distributor of cigarettes. After years of low return diversification, management is focusing on its core business, thereby increasing ITC's already strong cash flows.

NIIT LTD.                                                                                  2.9

NIIT is India's leading computer education company with owned and/or franchised outlets all over India and increasingly throughout Asia. The company has also successfully diversified into software solutions.

HIMACHAL FUTURISTIC COMMUNICATIONS LTD. ("HFC")                                            2.7

HFC manufactures analog and digital subscriber carrier systems and other telecommunication systems.

HINDALCO INDUSTRIES LTD. ("HI")                                                            2.6

HI is an integrated aluminum manufacturer. The company mines bauxite and refines it into alumina. Additional operations include the smelting of alumina into aluminum, the manufacture of semi-fabricated rolled and extruded products, and the generation of power.

MAHANAGAR TELEPHONE NIGAM LTD. ("MTN")                                                     2.6

MTN was established by the Department of Telecommunications in 1986 to provide telephone services in Mumbai and Delhi, which account for 26% of national capacity. MTN's strategy is to upgrade both the quality and range of its services.

                                    --- 6 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

Investment Portfolio
--------------------------------------------------------------------------------

AT MAY 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------
                                                                     % of
                                                          Value      Net
Description                                  Shares        US $     Assets
--------------------------------------------------------------------------
INDIAN EQUITY INVESTMENTS (103.8%)
--------------------------------------------------------------------------
AUTOMOBILES & ANCILLIARIES (5.2%)
 DC Design Ltd.* (a)                           6,000    2,017,937     1.3
 Escorts Ltd.                                425,000    1,166,368     0.8
 Hero Honda Motors Ltd.                       25,000      521,300     0.3
 Punjab Tractors Ltd.                        111,635    1,521,215     1.0
 Sundaram Auto Engineers (India) Ltd. (a)    231,992    1,318,089     0.9
 Tata Engineering and Locomotive Co. Ltd.    500,050    1,379,062     0.9
--------------------------------------------------------------------------
                                                        7,923,971     5.2
--------------------------------------------------------------------------
BANKING & FINANCE (6.3%)
 Cyberspace Infosys Ltd.                      80,000    1,745,291     1.1
 Federal Bank Ltd.                               200          204     0.0
 HDFC Bank Ltd.                              354,352    1,814,266     1.2
 ICICI Banking Ltd.                              100          471     0.0
 ICICI Ltd. ADR                               53,927    1,051,577     0.7
 Reliance Capital Ltd.                     1,060,000    2,828,251     1.8
 State Bank of India Ltd.                        150          684     0.0
 State Bank of India Ltd. GDR                175,000    1,535,625     1.0
 Vysya Bank Ltd.                             259,950      664,446     0.5
--------------------------------------------------------------------------
                                                        9,640,815     6.3
--------------------------------------------------------------------------
CHEMICALS & DERIVATIVES (3.9%)
 BOC Ltd.*                                       100           56     0.0
 ICI (India) Ltd.                                 93          232     0.0
 Reliance Industries Ltd.                    785,550    6,053,667     3.9
--------------------------------------------------------------------------
                                                        6,053,955     3.9
--------------------------------------------------------------------------
COMPUTER EDUCATION (6.0%)
 Aptech Ltd.                                 150,000    2,216,872     1.4
 NIIT Ltd.                                   100,000    4,419,843     2.9
 Software Solutions Integrated Ltd.           50,000    2,504,877     1.6
 Software Solutions Integrated Ltd. GDR*       4,432       31,024     0.1
--------------------------------------------------------------------------
                                                        9,172,616     6.0
--------------------------------------------------------------------------

                                    --- 7 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

--------------------------------------------------------------------------------


AT MAY 31, 2000 (UNAUDITED)
----------------------------------------------------------------------
                                                                % of
                                                     Value      Net
Description                            Shares        US $      Assets
----------------------------------------------------------------------
CONSTRUCTION & MATERIALS (2.3%)
 Associated Cement Companies Ltd.*     889,406     2,263,399     1.5
 Gujarat Ambuja Cements Ltd.             7,000        30,613     0.0
 India Cements Ltd.                  1,234,207     1,189,930     0.8
----------------------------------------------------------------------
                                                   3,483,942     2.3
----------------------------------------------------------------------
CONSUMER CYCLICALS (0.7%)
 Satyam Infoway Ltd. ADR*               50,000     1,037,500     0.7
----------------------------------------------------------------------
CONSUMER NON-DURABLES (14.2%)
 Britannia Industries Ltd.              29,298       403,997     0.3
 Cadbury India Ltd.                     45,487       930,138     0.6
 Hindustan Lever Ltd.                  261,597    15,044,760     9.8
 ITC Ltd.                              331,651     5,383,752     3.5
----------------------------------------------------------------------
                                                  21,762,647    14.2
----------------------------------------------------------------------
DIVERSIFIED/MISCELLANEOUS (8.1%)
 Century Textiles & Industries Ltd.    729,450       691,015     0.4
 Gesco Corporation Ltd.*               350,000        90,247     0.1
 Grasim Industries Ltd.                450,000     2,763,565     1.8
 Great Eastern Shipping Co. Ltd.     3,150,000     1,062,948     0.7
 Modi Luft Ltd.*                     2,480,300       553,340     0.4
 Moser BAER Ltd.*                      469,200     3,398,018     2.2
 New Delhi TV Ltd.* (a)                324,335     1,367,152     0.9
 Otis Elevator Co. (India) Ltd.         63,989       473,461     0.3
 Zee Telefilms Ltd.                    178,799     2,072,425     1.3
----------------------------------------------------------------------
                                                  12,472,171     8.1
----------------------------------------------------------------------
ENGINEERING (2.4%)
 KEC International Ltd.                799,989       483,401     0.3
 Larsen & Toubro Ltd.                  668,129     2,831,309     1.9
 Unitech Ltd.                          400,000       313,901     0.2
----------------------------------------------------------------------
                                                   3,628,611     2.4
----------------------------------------------------------------------

                                    --- 8 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

--------------------------------------------------------------------------------


AT MAY 31, 2000 (UNAUDITED)
----------------------------------------------------------------------
                                                                 % of
                                                      Value      Net
Description                              Shares       US $      Assets
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (23.6%)
 Encore Software Ltd.* (a)               25,000        56,054     0.0
 HCL Technologies Ltd.*                 105,000     2,903,274     1.9
 Infosys Technologies Ltd.              130,000    20,374,440    13.3
 Polaris Software Lab Ltd.              173,600     3,173,649     2.1
 Satyam Computer Services Ltd.          168,324     9,592,958     6.3
----------------------------------------------------------------------
                                                   36,100,375    23.6
----------------------------------------------------------------------
MEDIA (1.9%)
 ETC Networks Ltd.* (a)                  75,000       336,323     0.2
 Pentamedia Graphics Ltd.               135,000     1,337,892     0.9
 UTV Software Communications Ltd.* (a)  105,000     1,177,130     0.8
----------------------------------------------------------------------
                                                    2,851,345     1.9
----------------------------------------------------------------------
METALS (2.6%)
 Hindalco Industries Ltd.               237,190     3,837,054     2.5
 Hindalco Industries Ltd. GDR            12,809       219,674     0.1
 Saw Pipes Ltd.                             100            49     0.0
 Tata Iron & Steel Co. Ltd.                  50           136     0.0
----------------------------------------------------------------------
                                                    4,056,913     2.6
----------------------------------------------------------------------
PETROLEUM & ENERGY (0.9%)
 BSES Ltd.                                  170         1,089     0.0
 BSES Ltd. GDR*                          71,992     1,371,448     0.9
 Reliance Petroleum Ltd.*                   300           332     0.0
----------------------------------------------------------------------
                                                    1,372,869     0.9
----------------------------------------------------------------------
PHARMACEUTICALS (9.2%)
 CIPLA Ltd.                             160,300     2,789,076     1.8
 Dr. Reddy's Laboratories Ltd.           27,000       839,089     0.5
 Glaxo India Ltd.                       115,000       877,842     0.6
 Hoechst Marion Roussel Ltd.            140,000     1,478,475     0.9
 Lupin Labs Ltd.                        220,000     1,134,529     0.7
 Morepen Laboratories Ltd.              250,000     3,077,354     2.0
 Sun Pharmaceuticals Industries Ltd.    200,500     1,978,027     1.3
 Wockhardt Life Sciences Ltd.           239,000       288,569     0.3
 Wockhardt Ltd.                         205,000     1,723,655     1.1
----------------------------------------------------------------------
                                                   14,186,616     9.2
----------------------------------------------------------------------

                                    --- 9 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

Investment Portfolio (concluded)
--------------------------------------------------------------------------------


AT MAY 31, 2000 (UNAUDITED)
----------------------------------------------------------------------------------
                                                                            % of
                                                               Value        Net
Description                                     Shares         US $        Assets
----------------------------------------------------------------------------------
TELECOMMUNICATIONS (16.5%)
 Global Tele-Systems Ltd.*                      117,400      2,693,093        1.8
 Himachal Futuristic Communications Ltd.        178,010      4,135,939        2.7
 Hughes Software Systems Ltd.                    34,400      1,946,222        1.3
 Mahanagar Telephone Nigam Ltd.               1,000,000      4,056,054        2.6
 Shyam Telecom Ltd.*                            320,000      2,063,498        1.3
 Sterlite Industries (India) Ltd.               450,000      6,870,572        4.5
 Videsh Sanchar Nigam Ltd.                      125,000      3,572,169        2.3
----------------------------------------------------------------------------------
                                                            25,337,547       16.5
----------------------------------------------------------------------------------
TOTAL INDIAN EQUITY INVESTMENTS (103.8%)
  (cost $129,314,006) (b)                                  159,081,893      103.8
----------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS (3.8)%                (5,829,732)    ( 3.8)
----------------------------------------------------------------------------------
NET ASSETS (100.0%)                                        153,252,161      100.0
==================================================================================

ADR-- American Depositary Receipt

GDR-- Global Depositary Receipt

*Non-income producing security.

(a) Fair valued security, aggregating $6,272,685 or 4.1% of net assets.

(b) Aggregate cost for federal income tax purposes is substantially the same as the cost for financial statement purposes. The aggregate unrealized appreciation (depreciation) for all securities is as follows:



                                           US $
----------------------------------------------------
Excess of market value over tax cost     55,648,861
Excess of tax cost over market value    (25,880,974)
----------------------------------------------------
Net unrealized appreciation              29,767,887
====================================================

                See accompanying notes to financial statements

                                   --- 10 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

AT MAY 31, 2000 (UNAUDITED)
----------------------------------------------------------------------------------------------------
                                                                                         US $
----------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------
Investments at value (cost $129,314,006)                                               159,081,893
Cash (including Indian rupees with a cost of $5,908,842 and value of $5,870,384)         6,098,422
Receivable for investments sold                                                          3,930,223
Dividends receivable                                                                       328,441
Prepaid expenses and other assets                                                           68,608
----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                           169,507,587
----------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------
Loan payable (including interest of $1,874)                                              9,370,802
Payable for investments purchased                                                        6,546,371
Payable to Investment Adviser                                                              151,846
Payable to Administrators                                                                   30,265
Accrued expenses                                                                           156,142
----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                       16,255,426
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             153,252,161
====================================================================================================
Net assets consist of:
Common stock, $0.001 par value, 10,178,769 shares issued and outstanding (100,000,000
 shares authorized)                                                                         10,179
Additional paid-in capital                                                             129,684,726
Accumulated net investment loss                                                         (1,385,674)
Accumulated net realized loss                                                           (4,803,178)
Net unrealized appreciation of investments and other assets
 and liabilities denominated in foreign currency                                        29,746,108
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             153,252,161
====================================================================================================
NET ASSET VALUE PER SHARE ($153,252,161  (divided by)  10,178,769)                            15.06
====================================================================================================

                 See accompanying notes to financial statements

                                   --- 11 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                US $
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                          1,121,162
Interest                                                               6,039
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                            1,127,201
--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees                                           1,169,838
Interest expense                                                     778,328
Administration fees and expenses                                     202,430
Custodian and accounting fees                                        172,014
Directors' fees and expenses                                          77,500
Audit and tax services fees                                           35,515
Reports to shareholders                                               25,288
New York Stock Exchange listing fee                                   17,500
Legal fees                                                            13,776
Insurance expense                                                     10,579
Transfer agent fees                                                    6,778
Miscellaneous expenses                                                 3,329
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                     2,512,875
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (1,385,674)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments                                                      48,111,344
 Foreign currency transactions                                       (76,968)
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF:
 Investments                                                     (35,677,740)
 Other assets and liabilities denominated in foreign currency        (22,165)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS                               12,334,471
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              10,948,797
================================================================================

                 See accompanying notes to financial statements

                                   --- 12 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                         FOR THE
                                                       SIX MONTHS
                                                          ENDED         FOR THE YEAR
                                                      MAY 31, 2000          ENDED
                                                       (UNAUDITED)    NOVEMBER 30, 1999
                                                          US $              US $
---------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Net investment loss                                    (1,385,674)      (1,313,511)
 Net realized gain on investments and foreign
   currency transactions                                48,034,376       13,381,376
 Net change in unrealized appreciation/depreciation
   of investments and other assets and liabilities
   denominated in foreign currency                     (35,699,905)      74,964,477
---------------------------------------------------------------------------------------
 Net increase in net assets
   resulting from operations                            10,948,797       87,032,342
---------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
 Cost of shares repurchased                            (18,555,846)              --
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets                   (7,607,049)      87,032,342
NET ASSETS:
 Beginning of period                                   160,859,210       73,826,868
---------------------------------------------------------------------------------------
 End of period                                         153,252,161      160,859,210
=======================================================================================

                 See accompanying notes to financial statements

                                   --- 13 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share of common stock outstanding throughout each period is presented below.

                                                    FOR THE
                                                   SIX MONTHS
                                                     ENDED                          FOR THE YEAR ENDED NOVEMBER 30,
                                                  MAY 31, 2000   ------------------------------------------------------------------
                                                  (UNAUDITED)        1999          1998         1997         1996          1995
                                                      US $           US $          US $         US $         US $          US $
                                                -----------------------------------------------------------------------------------
Net asset value, beginning of period                  14.23            6.53          8.09        6.82          7.74         15.41
-----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
 Net investment loss                                  (0.14)          (0.11)        (0.10)      (0.13)        (0.14)        (0.16)
 Net realized and unrealized gain (loss) on
   investments and other assets and liabilities
   denominated in foreign currency                     0.33            7.81         (1.46)       1.40         (0.78)        (7.32)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       0.19            7.70         (1.56)       1.27         (0.92)        (7.48)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 From net realized gain on investments                   --              --            --          --            --         (0.12)
 In excess of net realized gain on investments           --              --            --          --            --         (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to Shareholders                      --              --            --          --            --         (0.19)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value resulting from
 repurchase of common stock                            0.64              --            --          --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        15.06           14.23          6.53        8.09          6.82          7.74
===================================================================================================================================
MARKET PRICE, END OF PERIOD                           9.438           9.438         5.063       6.625         6.375         9.000
===================================================================================================================================
TOTAL INVESTMENT RETURN BASED ON: (A)
 Net asset value                                       5.83%         117.92%       (19.28)%     18.62%       (11.89)%      (48.96)%
 Market price                                          0.00%          86.41%       (23.58)%      3.92%       (29.17)%      (33.48)%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted)           $153,252        $160,859     $  73,827     $91,430     $  77,123     $  87,479
 Ratio of expenses to average net assets               2.47%+          2.50%         2.81%       2.68%         3.28%         2.90%
 Ratio of expenses to average net assets,
   excluding interest expense                          1.71%+          2.14%         2.77%       2.35%         2.83%         2.35%
 Ratio of net investment loss to average net
   assets                                             (1.36)%+        (1.18)%       (1.32)%     (1.52)%       (1.55)%       (1.38)%
 Portfolio turnover rate                                 29%             56%           73%         53%           81%           49%

-----------------
 +   Annualized.
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market price in periods where there is an increase in the discount or a decrease in the premium of the market price to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.


                 See accompanying notes to financial statements

                                   --- 14 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

Notes to Financial Statements
--------------------------------------------------------------------------------
AT MAY 31, 2000 (UNAUDITED)

1.  ORGANIZATION AND CAPITAL

    Jardine Fleming India Fund, Inc. (the "Fund") was incorporated in the State of Maryland on January 5, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on March 3, 1994.

    The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund, which are in conformity with generally accepted accounting principles.

    i)   SECURITY VALUATION

         All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

    ii)  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

         Investment transactions are accounted for on the date the securities are purchased or sold (the trade date). Realized gains and losses on the sale of investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

    iii) FOREIGN CURRENCY TRANSLATION

         The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows:

         o investments and other assets and liabilities denominated in foreign currency at the prevailing rates of exchange on the valuation date;


         o purchases and sales of investments, income and expenses at the prevailing rates of exchange on the respective dates of such transactions.

         The resulting net foreign currency gain or loss is included in the Statement of Operations.

         The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of foreign


                                   --- 15 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

--------------------------------------------------------------------------------

         currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain
         (loss) for both financial reporting and income tax reporting purposes.

         Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income
         (loss) for income tax reporting purposes.

    iv)  DIVIDENDS AND DISTRIBUTIONS

         Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital.

3.  INVESTMENT ADVISER AND ADMINISTRATORS

    i) Jardine Fleming International Management Inc. (the "Investment Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement and the addenda amending it. Under this amended agreement, the Investment Adviser was paid a monthly fee at the annual rate of 1.25% of the Fund's average weekly net assets. With effect from December 1, 1999, the annual rate was reduced to 1.15% of the Fund's average weekly net assets, as agreed by the Board of Directors on January 20, 2000.

    ii) Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated ("PaineWebber"), provides administrative services to the Fund under an Administrative Services Agreement. The Fund pays the Administrator a monthly fee at the annual rate of 0.15% of the Fund's average weekly net assets up to $200 million and 0.10% of such net assets in excess of $200 million, subject to a minimum annual fee of $200,000. With effect from December 1, 1999, the annual rate was increased to 0.18% of the Fund's average weekly net assets up to $250 million and 0.15% of such net assets in excess of $250 million, subject to a minimum annual fee of $250,000, as agreed by the Board of Directors on January 20, 2000.

         Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund's Mauritius branch. The Mauritius Administrator is paid a monthly fee of $1,500, a quarterly fee of $1,000, and receives reimbursement for certain out-of-pocket expenses. With effect from December 1, 1999, the monthly fee was increased to $2,000, as agreed by the Board of Directors on January 20, 2000.

4.  PORTFOLIO TRANSACTIONS

    For the six months ended May 31, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $60,199,897 and $88,699,683 respectively.


                                   --- 16 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

--------------------------------------------------------------------------------

    At May 31, 2000, the Fund owned securities valued at approximately $1,273,192 which were in the process of being registered in the name of the Fund or being dematerialized. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration or the dematerialization process, as applicable.

5.  U.S. FEDERAL INCOME TAXES

    The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its net investment income, realized capital gains and certain other amounts, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

    At November 30, 1999, the Fund had a capital loss carryforward of $52,743,860 ($4,197,079 of which expires in the year 2003, $36,718,579 in
    2004, $1,356,288 in 2005, $10,471,914 in 2006) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future capital gains, such gains will not be distributed.

6.  FOREIGN INCOME TAXES

    The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain criteria and conditions including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. A fund which is a tax resident of Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997. Effective June 1, 1997, the Indian government exempted income tax on dividend income from domestic companies. The Fund is subject to and accrues 20% Indian withholding tax on interest earned on Indian securities.

    The Fund will pay tax in Mauritius on income distributions received from the Fund's investments in India at rates which, when offset by the credit available with respect to tax withheld in India on payment of income to the Fund, will result in a net payment in Mauritius with respect to such distributions at an effective rate of approximately 1%. For the six months ended May 31, 2000, no provision for Mauritian taxes is considered necessary as a result of the net investment loss incurred by the Fund. Moreover, to the extent that it is later determined that the Fund would be unable to obtain the benefits of the treaty, the Fund would be subject to tax on capital gains in India on the sale of securities and would be subject to the applicable tax on dividends declared, distributed or paid prior to June 1, 1997, which was at the rate of 20%

    The foregoing is based on current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the tax treaty between India and Mauritius.

7.  TRANSACTIONS WITH AFFILIATES

    The Investment Adviser, out of its advisory fee, pays PaineWebber a fee in an amount equal to 0.10% of the value of the Fund's average weekly net assets in consideration for certain consulting and support services (not including advice or recommendations regarding the purchase or sale of investments). For the six months ended May 31, 2000, $101,725 was paid or accrued by the Investment Adviser to PaineWebber for such services. For the six months ended May 31, 2000, the Administrator, an affiliate of PaineWebber, earned $182,889 in administration fees from the Fund.


                                   --- 17 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

Notes to Financial Statements (concluded)
--------------------------------------------------------------------------------

    For the six months ended May 31, 2000, the Fund paid approximately $44,554 in brokerage commissions to Jardine Fleming India Broking, (Pvt) Ltd., an affiliate of the Investment Adviser.

    The Fund has a multi-currency Revolving Credit Agreement (the "Credit Agreement"), payable on demand, with Jardine Fleming Bank Limited ("JF Bank"), an affiliate of the Investment Adviser. The maximum credit available under the Credit Agreement is the lower of $31,000,000 (increased from $20,000,000 as of January 13, 2000) or 20% of the Fund's assets. Interest payments on borrowings are to be agreed at the time of drawing (currently based on 1.75% per annum over JF Bank's cost of funds). For the six months ended May 31, 2000, the weighted average interest rate paid by the Fund was 6.8% and the maximum and average amount of the loan outstanding during the borrowing period was $27,962,341 and $17,809,503, respectively. For the six months ended May 31, 2000, $607,257 was paid or accrued by the Fund to JF Bank for interest under the Credit Agreement. At May 31, 2000 $9,370,802 was outstanding pursuant to the Credit Agreement including accrued interest of $1,874.

    The Fund has a multi-currency Revolving Credit Agreement (the "Credit Agreement"), payable on demand, with Den Danske Bank. The maximum credit available under the Credit Agreement is $20,000,000 or 20% of the net asset value of the Fund. Interest payments on borrowings are to be agreed at the time of drawing. For the six months ended May 31, 2000, the weighted average interest rate paid by the Fund was 6.8% and the maximum and average amount of the loan outstanding during the borrowing period was $19,163,113 and $14,480,114, respectively. For the six months ended May 31, 2000, $171,071 was paid or accrued by the Fund to DenDanske Bank for interest under the Credit Agreement. At May 31, 2000, the Fund did not have any borrowings pursuant to the Agreement.

8.  CAPITAL STOCK

    There are 100,000,000, shares of $0.001 par value capital stock authorized. For the period February 1, 2000 (commencement of repurchase program) through May 31, 2000, the Fund repurchased 1,128,400 shares of its common stock on the open market at a total cost of $18,555,846 including brokerage commissions. These shares were repurchased at an average market price per share of $16.39 (before commissions) and a weighted average discount from net asset value of 27.00%. These shares were repurchased pursuant to the Fund's stock repurchase program approved by the Fund's Board of Directors authorizing the Fund to purchase up to an aggregate of 10% of the outstanding shares of its common stock.

9.  CONCENTRATION OF RISK

    Investments in India may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other things, the possibility of future political and economic conditions of developing countries and the level of Indian governmental supervision and regulation of its securities markets. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region. At May 31, 2000, the Fund has a concentration of its investments in the information technology industry. The values of such investments may be affected by economic and political developments in the information technology industry.


                                   --- 18 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

Other Information
--------------------------------------------------------------------------------
ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on May 11, 2000. Shareholders voted to re-elect Jean Jocelyn de Chasteauneuf and Ashok V. Desai as Directors and ratified the appointment of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending November 30, 2000. The resulting vote count for each proposal is indicated below:

1.     Election of Directors:

       Jean Jocelyn de Chasteauneuf     For:                    4,558,565
                                        Withheld Authority:     1,896,120

       Ashok V. Desai                   For:                    4,559,065
                                        Withheld Authority:     1,895,620

In addition to the above re-elected Directors, Julian M.I. Reid, A. Douglas Eu, Timothy R.H. Kimber and Ernest L. Rene Noel continue to serve as Directors of the Fund.

2. Ratification of Appointment of PricewaterhouseCoopers LLP as the Fund's Independent Accountants:


                                        For:         6,405,595
                                        Against:        40,790
                                        Abstain:         8,300

                                   --- 19 ---

[JARDINE FLEMING INDIA FUND, INC. LOGO]

Dividend Reinvestment Plan
--------------------------------------------------------------------------------
The Fund operates an optional Dividend Reinvestment Plan (the "Plan") whereby:

1) shareholders may elect to receive income dividends and capital gain distributions (collectively referred to as "distributions") in the form of additional shares of the Fund (the "Share Distribution Plan").

2) shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank & Trust Company (the "Plan Agent"), as dividend paying agent.

The following should be noted with respect to the Plan:

1) The Share Distribution Plan allows you to reinvest your distributions into newly issued shares of the Fund with no brokerage charge or, if the market price of the shares on the distribution date is below their net asset value, have the Plan Agent purchase shares on your behalf in the open market at a pro rata share of the brokerage commission. Such distributions, if any, would most likely be declared in December and paid and reinvested in January. Shareholders do not pay a service charge to participate in this program.

2) Under the Share Distribution Plan, whenever the Board of Directors of the Fund declares a distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares), if the market price of the shares on the date of the distribution is at or above the net asset value ("NAV") of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, purchase shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date.

3) For US federal income tax purposes, shareholders electing to receive newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the payment date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Share Distribution Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

4) There will be no brokerage charge to participants for shares issued directly by the Fund under the Share Distribution Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Share Distribution Plan. The Fund will pay fees of the Plan Agent for handling the Share Distribution Plan.

5) You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

This information is only a summary. To receive a copy of the Dividend Reinvestment Plan brochure describing the full terms and conditions of the Plan, please contact the Plan Agent at the following address or call toll-free 800-426-5523.

     State Street Bank & Trust Company
     P.O. Box 8200
     Boston, MA 02266-8200
     USA

                                   --- 20 ---

DIRECTORS AND OFFICERS
-----------------------------------------------
Julian M.I. Reid -- Director & Chairman of the Board
Jean Jocelyn de Chasteauneuf -- Director
Ashok V. Desai -- Director
A. Douglas Eu -- Director & President of the Fund
Timothy R.H. Kimber -- Director
Ernest L. Rene Noel -- Director
Paul H. Schubert -- Treasurer & Secretary
Joanne M. Kilkeary - Assistant Treasurer

INVESTMENT ADVISER
-----------------------------------------------
Jardine Fleming International Management Inc.
P.O. Box 3151
Road Town, Tortola
British Virgin Islands

ADMINISTRATOR
-----------------------------------------------
Mitchell Hutchins Asset Management Inc.
51 W. 52nd Street
New York, NY 10019
USA

MAURITIUS ADMINISTRATOR
-----------------------------------------------
Multiconsult Ltd.
P.O. Box 799
Les Jamalacs
Vieux Conseil Street
Port Louis
Mauritius

CUSTODIAN
-----------------------------------------------
Citibank, N.A.
New York:
Citicorp Center
153 East 53rd Street
New York, NY 10043
USA

India:
First Floor, Sakhar Bhawan
Nariman Point 230 Backbay Reclamation
Mumbai 400 021
India

INDEPENDENT ACCOUNTANTS
-----------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
USA

LEGAL COUNSEL
-----------------------------------------------
Cleary, Gottlieb, Steen & Hamilton
New York:
1 Liberty Plaza
New York, NY 10006
USA

Hong Kong:
39/F, Bank of China Tower
1 Garden Road
Hong Kong

REGISTRAR, TRANSFER AGENT &
DIVIDEND PAYING AGENT
-----------------------------------------------
State Street Bank & Trust Company
P.O. Box 8200
Boston, MA 02266-8200
USA

The financial information included herein is taken from the records of the Fund without examination by independent accountants, who do not express an opinion thereon.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

--------------------------------------------------------------------------------

                                 JARDINE FLEMING
                                INDIA FUND, INC.

--------------------------------------------------------------------------------
                               Semi-Annual Report
                                  May 31, 2000




                     [JARDINE FLEMING INDIA FUND, INC. LOGO]